FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Schedule of foreign currency risk on net working capital and sensitivity analysis [Table Text Block]
Canadian Dollars
Cash	$325
Accounts payable	(115,063)
Loan	(40,000)
Total foreign currency working capital	(154,738)
US$ exchange rate at December 31, 2020	0.7854
Total foreign currency net working capital in US$	(121,531)
Impact of a 10% strengthening of the US$ on net loss	(12,153)